                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       DAWSON PRODUCTION SERVICES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     (5) Total fee paid:

- - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- - --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- - --------------------------------------------------------------------------------
     (3) Filing Party:

- - --------------------------------------------------------------------------------
     (4) Date Filed:

- - --------------------------------------------------------------------------------

                        DAWSON PRODUCTION SERVICES, INC.



                                     [LOGO]





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 29, 1996
                              AND PROXY STATEMENT

                               Table of Contents


NOTICE OF ANNUAL MEETING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

PROXY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Solicitation and Revocability of Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Voting Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . . . . . . . . . . . . . 4
         Election of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Directors and Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Meetings of the Board of Directors; Board Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Compensation of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Compensation of Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Stock Option Grants in 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Stock Option Exercises and Holdings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Employment Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Performance Graph  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Compensation Committee Report on Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Certain Relationships and Related Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Compliance with Section 16(a) of the Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Financial and Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Shareholder Proposals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                     [logo]

                        DAWSON PRODUCTION SERVICES, INC.

________________________________________________________________________________

                    Notice of Annual Meeting of Shareholders
                                August 29, 1996
________________________________________________________________________________

To the Shareholders of Dawson Production Services, Inc.:


         Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Dawson Production Services, Inc. (the "Company") will be held on August 29, 1996, at 10:00 a.m. Central Daylight Time, at The Petroleum Club, which is located at 8620 North New Braunfels Drive, San Antonio, Texas, for the purpose of considering and acting upon the following matters:


         (1) To elect directors to hold office in accordance with the Company's Bylaws;


         (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants and auditors for the 1997 fiscal year; and

         (3) To consider and act upon any matter incident to the foregoing purposes and to transact such other business as may properly come before the meeting or any adjournments thereof.


         The record date for the meeting has been established to be July 15, 1996. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Shareholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities.


         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE STILL REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IF YOU ATTEND, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                        By Order of the Board of Directors



                                        ---------------------------------------
                                        Karen L. Richter, Secretary

                        DAWSON PRODUCTION SERVICES, INC.
                          901 N.E. Loop 410, Suite 700
                         San Antonio, Texas  78209-1306

                         ------------------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------


SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished by the Board of Directors of Dawson Production Services, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. CDT, on Thursday, August 29, 1996 (the "Meeting") at The Petroleum Club, 8620 North New Braunfels Drive, San Antonio, Texas and at any adjournments thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted for the election of the directors and the appointed auditors, as set forth in the Notice of Annual Meeting attached to this Proxy Statement.

         Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

         Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy.

         In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

         The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about July 29, 1996.

VOTING SECURITIES

         The record date for determining shareholders entitled to notice of and to vote at the Meeting is the close of business on July 15, 1996. On that date there were 6,391,125 issued and outstanding shares of the Company's $.01 par value Common Stock (the "Common Stock"), held of record by 137 persons. The Common Stock is the Company's only class of voting securities outstanding.
Each share of the Company's Common Stock is entitled to one vote for the election of directors and on any other matter that may be acted upon at the Meeting. The Company's Articles of Incorporation do not permit cumulative voting.

ADDITIONAL INFORMATION

         The Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Shareholders should address such requests to Mr. P. Mark Stark, Chief Financial Officer of the Company, at 901 N.E. Loop 410, Suite 700, San Antonio, Texas 78209.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 3, 1996 by (i) each director of the Company, (ii) each Named Executive Officer (as hereinafter defined), (iii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

                                                                     Number of           Percent Beneficially
                     Name of Beneficial Owner                          Shares                   Owned(1)
                     ------------------------                          ------            --------------------
 RIMCO Partners, L.P.
     RIMCO Partners, L.P. II
     RIMCO Partners, L.P. III
     RIMCO Partners, L.P. IV . . . . . . . . . . . . . . . . . .       1,050,133    (2)           16%

          Resource Investors Management Company Limited
          Partnership, their general partner
              RIMCO Associates, Inc., its general partner
              22 Waterville Road
              Avon, Connecticut  06001
 FMR Corp.                                                               812,760    (3)           13%
     82 Devonshire, E20E
     Boston, Massachusetts  02109

 H. A. Abshier, Jr.  . . . . . . . . . . . . . . . . . . . . . .         390,121    (4)            6%
     c/o Triad Ventures Limited II
     4901 Spicewood Springs Road, Suite 200
     Austin, Texas 78759

 Triad Ventures Limited II . . . . . . . . . . . . . . . . . . .         369,516    (5)            6%
     Triad II Management Company, L.P., its general partner,
          H.A. Abshier, Jr., its general partner
          4901 Spicewood Springs Road, Suite 200
          Austin, Texas  78759

 Michael E. Little . . . . . . . . . . . . . . . . . . . . . . .         198,345    (6)            3%

 J. Michael Bell . . . . . . . . . . . . . . . . . . . . . . . .          60,200    (7)            1%


 Joseph B. Eustace . . . . . . . . . . . . . . . . . . . . . . .          42,138    (8)            *

 P. Mark Stark . . . . . . . . . . . . . . . . . . . . . . . . .           --

 Wm. Ward Greenwood  . . . . . . . . . . . . . . . . . . . . . .          21,804    (9)            *

 Douglas D. Lewis  . . . . . . . . . . . . . . . . . . . . . . .          19,633    (10)           *

 Paul E. McCollam  . . . . . . . . . . . . . . . . . . . . . . .       1,063,033    (11)          17%
     c/o RIMCO Associates, Inc.
     22 Waterville Road
     Avon, Connecticut  06001

 Stephen F. Oakes  . . . . . . . . . . . . . . . . . . . . . . .           8,600    (12)           *
     c/o RIMCO Associates, Inc.
     22 Waterville Road
     Avon, Connecticut  06001

 Lawrence C. Petrucci  . . . . . . . . . . . . . . . . . . . . .           4,300    (13)           *


 Russell Banks . . . . . . . . . . . . . . . . . . . . . . . . .           1,000                   *

 All executive officers and directors  . . . . . . . . . . . . .       1,809,174                  28%


- - -----------------------

*  Less than 1%
(Footnotes continued on following page)

    (1) Shares of Common Stock that are not outstanding but that can be acquired by a person within 60 days upon exercise of an option or similar right are included in the number of shares beneficially owned and in computing the percentage for such person but are not included in the number of shares beneficially owned and in computing the percentage for any other person.

    (2) RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III and RIMCO Partners, L.P. IV (the "RIMCO Parties") are limited partnerships; the general partner of each is Resource Investors Management Company Limited Partnership, and its general partner is RIMCO Associates, Inc. Voting and investment power over the shares held by the RIMCO Parties is exercised by the managing directors of Resource Investors Management Company Limited Partnership, and by the officers and directors of RIMCO Associates, Inc. Messrs. McCollam and Oakes, directors of the Company, are managing directors of Resource Investors Management Company Limited Partnership.

    (3) FMR Corp. may be deemed the beneficial owner of approximately 812,760 shares of Common Stock. This number includes (i) 177,536 shares beneficially owned by Fidelity Management & Research Company ("FMR Co."), a wholly owned subsidiary of FMR Corp., as a result of FMR Co. serving as investment adviser to an investment company registered under the Investment Company Act of 1940; and (ii) 695,224 shares beneficially owned by Fidelity Management Trust Company ("FMTC") another wholly owned subsidiary of FMR Corp., as a result of FMTC serving as investment manager for certain other funds generally offered to limited groups of investors. FMR Corp. has no voting power with respect to the shares owned by FMR Co. and sole dispositive power with respect to those shares, and FMR Corp. has sole voting and dispositive power with respect to the shares owned by FMTC.

    (4) Includes 369,516 shares of Common Stock beneficially owned by Triad Ventures Limited II and immediately exercisable options to purchase 12,900 shares of Common Stock. Mr. Abshier intends to direct to Triad Ventures Limited II the economic benefit of options to acquire 8,600 shares of Common Stock, which were acquired in his capacity as a director of the Company. Mr. Abshier has resigned from the Board of Directors effective June 19, 1996.

    (5) Triad Ventures Limited II is a limited partnership; its general partner is Triad II Management Company, L.P. ("Triad Management"). Voting and investment power over the shares held by Triad Ventures Limited II is exercised by H.A. Abshier, Jr., a former director of the Company, Lloyd
        M. Bentsen III and Mary Bass, each of whom is a general partner of Triad Management.

    (6) Includes immediately exercisable options to purchase 60,200 shares of Common Stock.

    (7) Includes 43,000 shares owned by HixVen Partners, of which Mr. Bell, a director of the Company, is the managing general partner, and with respect to which shares he exercises sole voting and investment power. Also includes immediately exercisable options for the purchase of 12,900 shares of Common Stock, and 4,300 shares of Common Stock owned by Mr. Bell's wife as to which Mr. Bell disclaims any beneficial ownership.

    (8) Includes immediately exercisable options to purchase 20,141 shares of Common Stock.

  (9) Includes 4,080 shares held by Nueces Ventures, Inc., of which Mr. Greenwood is the sole shareholder, and immediately exercisable options held by Mr. Greenwood to purchase 12,900 shares of Common Stock.

  (10) Includes immediately exercisable options to purchase 12,900 shares of Common Stock.

  (11) Includes 1,050,133 shares of Common Stock beneficially owned by the RIMCO Parties and immediately exercisable options to purchase 12,900 shares of Common Stock. Mr. McCollam intends to direct to the RIMCO Parties the economic benefit of any options he has acquired in his capacity as a director of the Company.

  (12) Represents immediately exercisable options to purchase shares of Common Stock.

  (13) Represents immediately exercisable options to purchase shares of Common Stock.

ELECTION OF DIRECTORS

         A Board of Directors is to be elected, with each director elected to hold office until the next Annual Meeting of Shareholders or until his successor shall be elected or appointed. The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

         The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of nine members and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. Eight directors have been nominated for election at the next Annual Meeting, and, if all nominees are elected, one vacancy will exist on the Board of Directors. No proxy will be voted for a greater number of persons than eight. If deemed in the best interests of the Company, the Board of Directors (pursuant to authority contained in the Bylaws) may, subsequent to the Annual Meeting of Shareholders, appoint one additional qualified person to fill any vacancy which then exists pending the next annual meeting of shareholders, or if no vacancy exists, increase the size of the Board of Directors and appoint one person to fill the vacancy created by that increase.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company and their respective ages and positions are as follows:



Name                                                 Age                         Position
- - ----                                                 ---                         --------
 Michael E. Little(1)                                 41         Chairman of the Board, President and Chief
                                                                 Executive Officer
 Joseph B. Eustace                                    41         Vice President of Operations and Chief
                                                                 Operating Officer
 P. Mark Stark                                        41         Chief Financial Officer
 Russell Banks                                        76         Director
 J. Michael Bell(2)                                   57         Director
 Wm. Ward Greenwood(1)                                43         Director
 Douglas D. Lewis(2)                                  50         Director
 Paul E. McCollam(2)                                  51         Director
 Stephen F. Oakes(3)                                  46         Director
 Lawrence C. Petrucci(3)                              37         Director

- - ---------------------------

(1)      Member of the Nominations Committee
(2)      Member of the Compensation Committee
(3)      Member of the Audit Committee

         Each of the current members of the Board of Directors has been nominated to serve as a director in the upcoming year and has consented to be named in this Proxy Statement and to serve as a director, if elected. Please refer to the table beginning on page 4 of this Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management" which sets forth certain additional information with respect to each of the nominees as of June 3, 1996.

         Michael E. Little has been President, Chief Executive Officer and a director of the Company since 1982 and Chairman of the Board since 1983. From 1980 to 1982, he was vice president of Cambern Engineering, Inc., a company that provided drilling and completion consulting services in the Texas Gulf Coast area. From 1976 to 1980, he was employed by Chevron USA as a drilling foreman in Midland, Texas and as a drilling engineer in New Orleans, Louisiana. Mr. Little received his Bachelor of Science degree in Petroleum Engineering in 1978 from Texas Tech University.

         Joseph B. Eustace has served as the Vice President of Operations and Chief Operating Officer of the Company since March 1983. From June 1981 to March 1982, he served as assistant manager of ServRigs, Inc., the Company's largest competitor at the time. Mr. Eustace received his Bachelor of Arts degree in Agribusiness in 1978 from Texas Tech University.

         P. Mark Stark has served as Chief Financial Officer of the Company since January 1996. From 1991 through 1995, he was chief financial officer of the Y.O. Ranch and family holdings of the Schreiner family which has interests in agribusiness, tourism, lodging and retail and real estate development. From 1979 through 1991, Mr. Stark was employed by Shelton Ranch Corporation and its successor, Texas Hill Country Orchards, LLP, serving as chief financial officer from 1984 through 1991. His duties with Shelton Ranch Corporation included serving as treasurer of Shelton Energy Resources, Ltd., an oil and gas exploration and production partnership among Shelton Ranch Corporation, Prudential Insurance Company of America and Shell Oil Company. Mr. Stark received his Bachelor of Business Administration degree in Finance from the University of Texas in 1977, and his Master of Business Administration degree in 1978 from Southern Methodist University.

         Russell Banks has served as director of the Company since April 1996. From 1962 to 1995, Mr. Banks was president and chief executive officer of Grow Group, Inc., a New York Stock Exchange listed company. Since 1995, Mr. Banks has been a principal of Russell Banks & Co., Ltd., a financial consulting firm. Mr. Banks is also on the Board of Directors of GVC Corporation. Mr. Banks has been named as a defendant in certain litigation relating to his service as a director of two other companies. All other directors of those companies were also named as defendants. Counsel to one of the companies has taken the position that all the claims against that company and Mr. Banks are without merit and will be vigorously defended. Counsel to the other company and to its Board of Directors has taken the position that the claims against that company and Mr. Banks and all the other directors are without merit and will also be vigorously defended. Mr. Banks was appointed to the Board of Directors pursuant to an agreement that provided a former director, Kevin P. Collins, the right, upon his departure from the Board, to designate a successor Board member, subject to the approval of such successor by the Board. The Board has approved Mr. Banks as a successor member.

         J. Michael Bell has been a director of the Company since 1982. For more than the past five years, he has served as the president of Southwest Venture Management Company, a firm that provides investment management and advisory services to three venture capital funds. Mr. Bell also serves as the managing general partner of each of these funds, one of which is HixVen Partners, a shareholder of the Company.

         Wm. Ward Greenwood has been a director of the Company since 1983. Mr. Greenwood served as Chief Financial Officer of the Company from December 1994 through December 1995. Mr. Greenwood has been since 1990, and is currently the president and sole shareholder of Nueces Ventures, Inc. ("Nueces"), a firm that provides financial consulting services with respect to acquisitions and capital formation. Since October 1995, he has also served as a principal of First Capital Group of Texas II, L.P., a private equity fund. Since 1982, Mr. Greenwood has provided financial consulting services to the Company, most recently through Nueces. See "Certain Relationships and Related Transactions."

         Douglas D. Lewis has been a director of the Company since 1982. Since 1972, Mr. Lewis has been in the real estate construction, development and management business, most recently as principal of Vanguard Development, Inc., which he formed in 1987.

         Paul E. McCollam has been a director of the Company since 1991. Since 1985, he has been a managing director of Resource Investors Management Company Limited Partnership, a full service investment management company specializing in the energy industry, and the general partner of the RIMCO Parties. Mr. McCollam serves as a director of the Company pursuant to an agreement described below.

         Stephen F. Oakes has been a director of the Company since 1994. From 1989 to 1992, he served as managing director of Robert Fleming, Inc., an investment banking company. He has been associated with Resource Investors Management Company Limited Partnership, a full service investment management company specializing in the energy industry, and the general partner of the RIMCO Parties, since 1992, serving as managing director since 1993. Mr. Oakes serves as a director of the Company pursuant to the Voting Agreement described below.

         Lawrence C. Petrucci has served as a director of the Company since March 1996. Since 1991, Mr. Petrucci has served as vice president of First Albany Corporation, a provider of investment banking, financial advisory and brokerage services. From April 1990 through June 1991, Mr. Petrucci was a portfolio manager with Westinghouse Credit Corporation, a financial services company. Mr. Petrucci is a member of the Audit Committee.

         A Voting Agreement dated November 28, 1994 (the "Voting Agreement") among RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (the "RIMCO Parties"), Triad Ventures Limited II and Mr. Little provides that the parties to the Voting Agreement will vote the shares of Common Stock held by them in favor of two nominees of the RIMCO Parties to the Company's Board of Directors. The Voting Agreement continues as long as the RIMCO Parties own at least 10% of the issued and outstanding shares of Common Stock, on a fully diluted basis. In addition, pursuant to a 1991 agreement, as long as the RIMCO Parties own 5% of the issued and outstanding shares of Common Stock or shares of Common Stock with a value of $500,000, the Company is required to use its best efforts to elect Mr. McCollam (or a designee of the parent company of the RIMCO Parties) to the Company's Board of Directors. Messrs. McCollam and Oakes currently serve as directors and have been nominated for reelection pursuant to these provisions.

         Under the Preferred Stock Purchase Agreement relating to the Series A Preferred Stock (the "Preferred Stock Purchase Agreement") holders of Series A Preferred Stock (as hereinafter defined), all of which has been converted to Common Stock, are entitled to appoint one person to the Board of Directors. This right will continue as long as the parties to the Preferred Stock Agreement own at least 86,860 shares of Common Stock received upon conversion of the Series A Preferred Stock. No director is currently serving or has been nominated to serve pursuant to this provision.

         In March 1996, the Company entered into a letter agreement that provided Kevin P. Collins, a director of the Company at that time, with the right, upon his departure from the Board of Directors prior to the Company's next Annual Meeting of Shareholders, to designate a successor Board member, subject to the approval of such successor by the Board of Directors. Mr. Banks is serving as a director pursuant to this letter agreement.

         Mr. Greenwood has provided consulting services to the Company since 1982 and in recent years has provided such services through his wholly owned corporation, Nueces Ventures, Inc. He has advised the Board that he will be available as a consultant to the Company, primarily in connection with the evaluation and negotiation of future acquisitions by the Company. For any such consulting services, he will be compensated on terms to be negotiated from time to time. See "Certain Relationships and Related Transactions."

         The Board of Directors recommends a vote "FOR" the election of each of the individuals nominated for election as a director.

MEETINGS OF THE BOARD OF DIRECTORS; BOARD COMMITTEES

         The Board of Directors met 10 times in the fiscal year ended March 31, 1996. During that year, each incumbent director of the Company attended 75% or more of the aggregate number of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.

         The Board of Directors has established standing Audit, Compensation and Nomination Committees.

         Audit Committee. The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and reviews the fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. Messrs. Petrucci and Oakes currently serve on the Audit Committee. One vacancy exists on this Committee. This Committee met one time in fiscal year ended March 31, 1996.

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1995 Incentive Plan. The Compensation Committee currently consists of Messrs. Bell, Lewis and McCollam. This Committee met two times during fiscal year ended March 31, 1996.

         Nominations Committee. The Nominations Committee is responsible for recommending to the Board of Directors those persons who will be nominated as the Board of Directors' nominees for positions on the Board of Directors. The Nominations Committee is comprised of Messrs. Little and Greenwood. One vacancy exists on this Committee. The Nominations Committee met one time during the fiscal year ended March 31, 1996. The Nominations Committee will consider nominations made by shareholders. Nominations made by a shareholder must be made by giving notice of such in writing to the Secretary of the Company before the later to occur of (i) 60 days prior to the date of the meeting of shareholders called for the election of directors or (ii) 10 days after the Board of Directors first publishes the date of such meeting. Such notice shall include all information concerning each nominee under the 1934 Act. Such notice shall also include a signed consent of each nominee to hold office until the next Annual Meeting of Shareholders or until his successor is elected or appointed.

COMPENSATION OF DIRECTORS

         For the fiscal year ended March 31, 1996, the Company granted each of its non-employee directors an option to purchase 4,300 shares of Common Stock, at an exercise price per share of $7.44, which was determined by the Board to be the fair market value of the Common Stock on the date of grant, for his services as a director. Additionally, all directors were reimbursed for their reasonable travel expenses incurred in attending meetings of the Board of Directors. On April 1, 1996, each non-employee director received, and on each April 1 thereafter, each non-employee director will receive an annual grant of an option to purchase 4,300 shares of Common Stock with an exercise price per share equal to the fair market value of the Common Stock on the date of grant and reimbursement of reasonable travel expenses for attending Board of Directors or committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain information for the fiscal years ended March 31, 1996, 1995 and 1994, with respect to the Chief Executive Officer, Mr. Little, the Chief Financial Officer, Mr. Stark, and the Chief Operating Officer, Mr. Eustace (collectively, the "Named Executive Officers"). No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended March 31, 1996.

                                                SUMMARY COMPENSATION TABLE

                                                                       Annual                Long Term
                                                                   Compensation(1)         Compensation
                                                               -----------------------  -------------------
                         Fiscal                                                             Securities          All Other
       Name               Year        Principal Position         Salary      Bonus      Underlying Options   Compensation(2)
       ----               ----        ------------------         ------    ----------   ------------------   ---------------
 Michael E. Little        1996    Chairman of the Board,       $150,000    $ 50,000(3)         51,600              --
                                  President and Chief                       241,000(4)
                                  Executive Officer
                          1995                                 $138,125      75,000            64,500              $500

                          1994                                 $105,000      30,000             --                 --

 Joseph B. Eustace        1996    Vice President of            $ 96,200    $ 20,000(3)         17,200              --
                                  Operations and Chief                     $ 24,000(4)
                                  Operating Officer
                          1995                                 $ 80,000      15,000            21,500              $500

                          1994                                 $ 80,000      12,000             --                 --

 P. Mark Stark            1996    Chief Financial Officer      $ 17,000(5) $  5,000             --                 --

                          1995                                     --          --               --                 --

                          1994                                     --          --               --                 --


(1) The value of perquisites and personal benefits are excluded because the aggregate amount thereof did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) All other compensation consists entirely of employer contributions to the Company's 401(k) Plan made by the Company in 1995 as a result of 1994 earnings.

(3) Bonuses are awarded annually in the discretion of the Compensation Committee with respect to performance in the fiscal year indicated; the amount of the bonuses is determined and the bonuses are paid in the following fiscal year.

(4) In fiscal year ended March 31, 1996, in addition to standard bonuses, the Board of Directors declared special bonuses in the amount of $241,000 for Mr. Little and $24,000 for Mr. Eustace, each of whom exercised non- statutory stock options and incurred federal income tax liability in connection with such exercises. As of the date of this Proxy Statement, these bonsues have not been paid.

(5)      Employment commenced January 1, 1996.

STOCK OPTION GRANTS IN 1996

         The following table shows information concerning individual grants of incentive stock options during the fiscal year ended March 31, 1996 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR



                                                           Individual Grants
                                          --------------------------------------------------------

                                                                                                     Potential Realizable Value at
                                            No. of                                                   Assumed Annual Rates of Stock
                                          Securities    % of Total                                   Price Appreciation for Option
                                          Underlying     Options                                               Term (1)
                                            Options     Granted to     Exercise       Expiration     ------------------------------
           Name                             Granted     Employees      Price (2)        Date              5%             10%
    ----------------                      -----------   ---------      --------     --------------   -------------   --------------
    Michael E. Little(3)                    51,600         48%           $7.44       Oct. 6, 2005      $241,435        $611,844

    P. Mark Stark                             --            --            --              --              --              --

    Joseph B. Eustace(3)                    17,200         16%           $7.44       Oct. 6, 2005      $ 80,478        $203,948



(1) The exercise price of the options represents the fair market value of the Common Stock on the date of grant as determined by the Board of Directors. Potential realizable values are based on the assumption that the Common Stock will appreciate in value from the date of grant to the end of the option terms at the stated annualized rates. Such assumed rates of appreciation and potential realizable values are not necessarily indicative of appreciation, if any, that may be realized in future periods.

(2) The exercise price of the option was set equal to the fair market value of the Common Stock as determined by the Board of Directors on the date of grant. In establishing the exercise price, the Board considered recent sales of the Company's securities, and the terms and conditions of such sales, the book value of the Company's outstanding shares of Common Stock and the Company's financial performance at the time of such grants.

(3) The options granted to Mr. Little and to Mr. Eustace become exercisable annually and ratably over a three-year period beginning June 30, 1996.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth information concerning the exercise of stock options during the fiscal year ended March 31, 1996, and the number and value of unexercised stock options held as of the end of the fiscal year ended March 31, 1996 by the Named Executive Officers.

                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND YEAR-END OPTION VALUES

                                                                              At March 31, 1996
                                                        --------------------------------------------------------------



                            Shares                      Number of Unexercised Options        Value of In-the-Money
                           Acquired          Value             at Fiscal Year End          Options at Fiscal Year End
          Name           on Exercise      Realized(1)       Exercisable/Unexercisable      Exercisable/Unexercisable(1)
  -------------------   --------------    -----------   ------------------------------     -----------------------------
 Michael E. Little          33,681       $ 286,922              21,500/94,600                  $131,150/$433,096

 P. Mark Stark                --              --                   -- / --                          -- / --

 Joseph B. Eustace           1,431       $  15,054               7,310/31,390                  $44,591/$143,491

(1) In calculating the value realized and the value of unexercised in-the-money options at year end, the Company used the closing price on March 31, 1996 of $10.75 per share.



EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Messrs. Little, Eustace and Stark. Mr. Little's agreement is for a three-year term commencing April 1, 1996 and provides for an annual base salary of $175,000 in the first year, increasing to $200,000 in the second year and to $225,000 in the third year. The agreement does not provide for a mandatory bonus, but the Board of Directors may, in its discretion, award an annual bonus of up to 50% of Mr. Little's compensation without regard to the special bonuses described in the footnotes to the Summary Compensation Table. If Mr. Little's employment is terminated without cause in the first, second or third year of the agreement, he will be entitled to severance compensation in an amount equal to his then current annual base salary rate for 14, 15 or 16 months, respectively. If Mr. Little's employment is terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to three times his then current annual base salary. If Mr. Little's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to two times his then current base salary.

         Mr. Eustace's employment agreement is for a three-year term commencing April 1, 1996 and provides for an annual base salary of $125,000 in the first year, increasing to $132,500 in the second year and to $140,000 in the third year. The Board of Directors may, in its discretion, award Mr. Eustace an annual cash bonus. If Mr. Eustace's employment is terminated without cause, he will be entitled to severance compensation in an amount equal to his then current annual base salary rate. If Mr. Eustace's employment is terminated in connection with a change in control of the Company, he will be entitled to severance compensation in an amount equal to 1.5 times his then current annual base salary. If Mr. Eustace's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to his then current annual base salary.

         Mr. Stark's employment agreement is for a two-year term commencing April 1, 1996 and provides for an annual base salary of $80,000 in the first year and $90,000 in the second year. The Board of Directors may, in its discretion, award Mr. Stark an annual cash bonus. If Mr. Stark's employment is terminated without cause in the first or second year of the agreement, he will be entitled to severance compensation in an amount equal to one or two months' salary, respectively, at his then current annual base salary rate. If Mr. Stark's employment is terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to his then current annual base salary. If Mr. Stark's employment is constructively terminated in connection with a change of control of the Company, he will be entitled to severance compensation in an amount equal to six months' salary at his then current annual base salary rate.

PERFORMANCE GRAPH

         Set forth below is a graph comparing the percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the published Standard & Poor's 500 Stock Index, and the cumulative total return provided by an investment in one of the Company's principal competitors, Pride Petroleum Services, Inc. The graph covers the period between the effective date of the Company's initial public offering, March 20, 1996, and the last trading date in the fiscal year ended March 31, 1996, which was March 29, 1996.

- - ---------------------------------------------------------------------------
                                          3/20/96                   3/27/96
- - ---------------------------------------------------------------------------
Dawson Production Services, Inc.            100                       108
- - ---------------------------------------------------------------------------
Pride Petroleum Services, Inc.              100                       101
- - ---------------------------------------------------------------------------
S & P 500's Index                           100                        99
- - ---------------------------------------------------------------------------


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The objectives of the Company's compensation policies are (i) to attract and retain the best possible executive talent, (ii) to motivate its executives to achieve the Company's goals, (iii) to link executive and shareholder interests through equity based compensation and (iv) to provide a compensation package that appropriately recognizes both individual and corporate contributions.
 With these objectives in mind, a significant portion of executive compensation is linked to the Company's financial success

         The Compensation Committee is composed entirely of disinterested members of the Board of Directors. No member of the Compensation Committee is a current or former employee or officer of the Company. In determining executive compensation, the Compensation Committee considers (i) the performance of the executive, (ii) the performance of the Company, (iii) the competitiveness of executive compensation at the Company relative to other similar employment opportunities which may be available to the executive.

         The key elements of an executive's compensation consist of base salary, bonus and stock options. The Compensation Committee in the fiscal year ended March 31, 1996, entered into employment agreements with Messrs. Little, Eustace and Stark, in each case commencing April 1, 1996. See "Employment Agreements." Mr. Little's employment agreement provides for an increase in his base salary from $150,000 in the fiscal year ended March 31, 1996 to $175,000 in the fiscal year ending March 31, 1997, $200,000 in the fiscal year ending March 31, 1998, and $225,000 in the fiscal year ending March 31, 1999. This salary was based on the Compensation Committee's subjective evaluation of Mr. Little's service and his contributions to the Company's financial results, as well as an evaluation of the competitiveness of this salary range relative to other corporations' compensation packages. The Compensation Committee also approved payment to Mr. Little of a bonus in fiscal year ended March 31, 1996 of $291,000. Of this bonus, $241,000 was declared in connection with the exercise by Mr. Little of non-qualified stock options, and has not yet been funded. Under Mr. Little's employment agreement, in addition to his salary set forth above, Mr. Little will be entitled to a bonus of up to 50% of his salary, at the discretion of the Compensation Committee. This bonus was structured to allow the Compensation Committee flexibility in rewarding Mr. Little based on the performance of the Company in each year of his employment agreement. Mr. Little also received incentive stock options in fiscal year ended March 31, 1996 to acquire 51,600 shares of Common Stock at $7.44 per share, which the Compensation Committee believes to be the fair market value of the stock options on the date of grant. These stock options have a 10 year term and become exercisable ratably over a three-year period. This approach is designed to provide an incentive to create shareholder value over the long term.

                                        Paul E. McCollam
                                        J. Michael Bell
                                        Douglas D. Lewis

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective October 1995, holders of the Series A 10% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") elected, pursuant to their rights under the Certificate of Designation of Series A Preferred Stock, to convert 20,200 shares of such stock into 86,860 shares of Common Stock. The holders of the Series A Preferred Stock were Triad II Ventures Limited II ("Triad II"), NationsBanc Capital Corporation and Nueces Ventures, Inc. ("Nueces"). Hobby A. Abshier, a director of the Company from 1981 to 1983 and from 1991 to 1996, is the general partner of Triad II Management Company, L.P., which is the general partner of Triad II. Mr. Greenwood, a director of the Company, is the sole shareholder of Nueces. Pursuant to a November 1, 1995 Agreement for the Conversion of Securities among the RIMCO Parties, Triad II, NationsBanc Capital Corporation, Nueces and the Company (the "Conversion Agreement"), the remaining 60,600 shares of Series A Preferred Stock converted into 260,580 shares of Common Stock effective February 19, 1996. Purchasers of the Series A Preferred Stock are entitled to appoint one person to the Board of Directors as long as they own an aggregate of at least 86,860 shares of Common Stock received on conversion of Preferred Stock. No director is currently serving or nominated pursuant to this provision. In addition, purchasers of the Series A Preferred Stock have certain registration rights which they received in connection with the acquisition of the Series A Preferred Stock.

         Pursuant to the terms of the Conversion Agreement, $2.4 million of the Company's subordinated debt owned by the RIMCO Parties was required to be converted into Common Stock on the earliest of March 31, 1996, the consummation by the Company of an initial public offering or notice of the distribution by WellTech, Inc. ("WellTech") of its Common Stock to its shareholders and directors (the "WellTech Distributees"). Such notice was given on February 19, 1996, and the subordinated debt was converted to Common Stock effective that date, at the rate of one share of Common Stock for each $6.98 in principal amount of subordinated debt.

         Pursuant to an agreement with Nueces (the "Nueces Agreement"), the Company paid Mr. Greenwood, a director of the Company, $16,707 in the fiscal year ended March 31, 1996, as commissions on the consummation of certain acquisition and financing transactions. In addition, the Company paid Mr. Greenwood $34,000 upon the consummation of the Company's initial public offering. Mr. Greenwood may provide consulting services to the Company in the future.

         Effective November 1, 1995, the Company acquired a 39% interest in Dawson WellTech, L.C., a Texas limited liability company in which the Company owned the remaining 61%. The acquisition was consummated in exchange for the issuance by the Company of 1,329,495 shares of Common Stock to WellTech. On February 16, 1996, WellTech distributed its 1,329,495 shares of Common Stock to its shareholders and directors, who, until the consummation by the Company of its initial public offering, had preemptive rights and certain rights regarding election of directors.

         On November 1, 1994, the Company loaned Mr. Little, Chairman of the Board, President and Chief Executive Officer of the Company, $55,456, which amount bears interest at 7.5% per annum, provides for annual payments of interest and for one principal payment at the end of the six-year term of the note. The loan was made to enable Mr. Little to acquire 33,699 shares of Common Stock and is secured by those shares. In February 1996, the Company loaned Mr. Little $75,000, which amount bears interest at 7.5% per annum, provides for annual payments of interest and provides for one principal payment at the end of the six-year term of the note. This loan was made to enable Mr. Little to exercise options to acquire 32,250 shares of Common Stock and is secured by those shares. The maximum indebtedness from Mr. Little to the Company during the fiscal year ended March 31, 1996 was $130,486 and the balance due on that indebtedness as of July 15, 1996 was $135,665.

         In 1990, the Company issued a promissory note to an unrelated party in connection with an asset acquisition. The promissory note, which was acquired by Triad II, provided for conversion into Common Stock, at the rate of one share of Common Stock for each $5.81 of principal due on the note, at the discretion of the holder. In February 1996, Triad II converted the promissory note, which had a principal balance of $75,000, into 12,900 shares of Common Stock.

         A Voting Agreement dated November 28, 1994 among the RIMCO Parties, Triad II and Michael E. Little provides that the parties to the Voting Agreement will vote the shares of Common Stock held by them in favor of two nominees of the RIMCO Parties to the Board of Directors. The Voting Agreement continues as long as the RIMCO Parties own at least 10% of the issued and outstanding shares of Common Stock, on a fully diluted basis. Messrs. McCollam and Oakes were elected to serve on the Board of Directors pursuant to this agreement and a 1991 agreement. See "Directors and Executive Officers." Pursuant to an agreement among the parties, Mr. Little is no longer subject to the Voting Agreement.

         Effective October 17, 1990, NationsBanc Capital Corporation, Triad II and Mr. Greenwood entered into a voting agreement pursuant to which Mr. Greenwood agreed to vote the shares of Series A Preferred Stock held by him, and any Common Stock into which such Preferred Stock is converted, in the manner directed by Triad II and NationsBanc Capital Corporation. Such voting agreement terminates on the earlier of (i) a vote in favor of termination by holders of two- thirds of the shares covered by the voting agreement and (ii) October 16, 2000.

         In March 1996, the Company entered into a letter agreement that provided Kevin P. Collins, a director of the Company at that time, with the right, upon his departure from the Board of Directors prior to the Company's next Annual Meeting of Shareholders, to designate a successor Board member, subject to the approval of such successor by the Board of Directors. Mr. Collins resigned from the Board of Directors effective April 12, 1996 and designated Russell Banks to serve as his successor. The Company approved Mr. Banks' appointment on April 30, 1996.

         Gene Little, the father of Michael E. Little, serves as an operations consultant to the Company and received fees and expense reimbursements of $56,140 in the fiscal year ended March 31, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         During the fiscal year ended March 31, 1996, based on a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year, Joseph B. Eustace, an executive officer of the Company, and Kevin P. Collins, a former director of the Company, each failed to make a timely filing of one Form 3 which was required to report their ownership as of the effective date of the Company's initial public offering.

FINANCIAL AND OTHER INFORMATION

         The information called for by Item I3 of Schedule 14A is incorporated herein by reference to such information included in the Company's annual report on Form 10-K under the captions "Financial Statements and Supplementary Data," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Changes In and Disagreements with Accountants on Accounting and Financial Disclosure."

AUDITORS

         KPMG Peat Marwick LLP has been engaged as independent accountants for the purpose of issuing a report on the financial statements of the Company for the fiscal year ending March 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from those attending the Meeting. Ratification of the Company's auditors will require the affirmative vote of a majority of the shares present at the Meeting.

         The Board of Directors recommends a vote "FOR" the ratification of the Company's auditors.

SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be in writing and received at the Company's executive offices by the Secretary no later than March 31, 1997 in order to be included in the next year's proxy statement.

OTHER BUSINESS

         The Board of Directors of the Company knows of no matters to be presented at the Meeting other than those described above; however, if other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                      By Order of the Board of Directors



                                      ---------------------------------------
                                      Michael E. Little, President


Dated July 29, 1996
San Antonio, Texas

P R O X Y

                        DAWSON PRODUCTION SERVICES, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

The shareholder of Dawson Production Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company on August 29, 1996 at 10:00 a.m. CDT, and attached proxy statement, and appoints Michael E. Little and P. Mark Stark and each of them the attorneys of the Undersigned, with power of substitution, for and in the name of the Undersigned, to vote as proxies for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held at The Petroleum Club, 8620 North New Braunfels Drive, San Antonio, Texas, on Thursday, August 29, 1996, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.

DAWSON PRODUCTION SERVICES, INC. ANNUAL MEETING TO BE HELD ON
AUGUST 29, 1996 AT 10 A.M. CDT FOR HOLDERS AS OF JULY 15, 1996.

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS:

01 -- MICHAEL E. LITTLE              05 -- DOUGLAS D. LEWIS

02 -- RUSSELL BANKS                  06 -- PAUL E. MCCOLLAM

03 -- J. MICHAEL BELL                07 -- STEPHEN F. OAKES

04 -- WM. WARD GREENWOOD             08 -- LAWRENCE C. PETRUCCI


             (change of address)


- - -----------------------------------------------

- - -----------------------------------------------

- - -----------------------------------------------

- - -----------------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS
YOU SIGN AND RETURN THIS CARD.

                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 ------------

/X/ Please mark your                                                 |
    votes as in this                    SHARES IN YOUR NAME          |
    example.                                                         |
                                                                     |________


                   FOR        AGAINST
1. DIRECTORS       / /          / /

FOR, EXCEPT FOR THE FOLLOWING (LIST NAMES OR NUMBERS):


- - ------------------------------------------------------

                                                 FOR      AGAINST     ABSTAIN
2. AUDITORS: RATIFY APPOINTMENT OF               / /        / /         / /
             KPMG PEAT MARWICK LLP
             INDEPENDENT ACCOUNTANTS AND
             AUDITORS FOR 1997.


NOTE: PROXY HOLDERS MAY VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS
      MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


/ /  CHANGE OF ADDRESS



SIGNATURE(S) ______________________________________________ DATE _____________

SIGNATURE(S) ______________________________________________ DATE _____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give title as such.